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20 Madison Avenue Extension, P.O. Box 5555
Albany, NY 12205-0555                                 [RIVERSOURCE [LOGO](SM)
                                                             ANNUITIES]
[RIVERSOURCE ENDEAVOR SELECT(SM)]
VARIABLE ANNUITY APPLICATION
AMERICAN CENTURION LIFE ASSURANCE COMPANY
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1. OWNER (check one)

[ ] Same as Annuitant (Do not complete Annuitant information below)           HOME TELEPHONE NUMBER (       ) ____________________
[ ] Joint with annuitant - Only Available for Nonqualified Annuities
    (Enter Owner here; Annuitant-Owner in Section 2)                          E-MAIL ADDRESS _____________________________________
[ ] Other

NAME (First, Middle Initial, Last)

__________________________________________________________________________________________________________________________________
ADDRESS (Street Address or P.O. Box, City, State, Zip)

__________________________________________________________________________________________________________________________________
CITIZENSHIP [ ] U.S    [ ] Other (Country) _______________________ SEX [ ] M  [ ] F
DATE OF BIRTH (MM/DD/YY) __________________________ SOCIAL SECURITY NUMBER (Tax Identification Number) ___________________________
For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under Section 7 Remarks and Special Instructions
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2. ANNUITANT NAME (First, Middle Initial, Last)

__________________________________________________________________________________________________________________________________
ADDRESS (Street Address or P.O. Box, City, State, Zip)

__________________________________________________________________________________________________________________________________
CITIZENSHIP [ ] U.S    [ ] Other (Country) _______________________ SEX [ ] M  [ ] F
DATE OF BIRTH (MM/DD/YY) __________________________ SOCIAL SECURITY NUMBER (Tax Identification Number) ___________________________
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3. BENEFICIARY For joint spousal owners, the owner's spouse must be designated sole primary beneficiary if spousal continuation availability is desired.
PRIMARY BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

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CONTINGENT BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)
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4. REPLACEMENT Complete the NY Definition of Replacement form and submit with this application.
Did you answer yes to any of the Definition of Replacement questions?   [ ] Yes     [ ] No
If YES, submit the completed NY replacement forms with this application.
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5. TYPE OF ANNUITY (check one) [ ] Non-qualified [ ] Traditional Individual Retirement Annuity (IRA) [ ] SEP-IRA [ ] Roth IRA
                               [ ] TSA Rollover
IF IRA OR SEP-IRA (check and complete applicable types)
  Traditional IRA:  Amount $_________________for _________ (year)                       Rollover IRA:  Amount $_________________
  Traditional IRA:  Amount $_________________for _________ (year)             Trustee to Trustee IRA:  Amount $_________________
Roth Contributory:  Amount $_________________for _________ (year)                Roth Conversion IRA:  Amount $_________________
Roth Contributory:  Amount $_________________for _________ (year)
          SEP-IRA:  Amount $_________________for _________ (year)
          SEP-IRA:  Amount $_________________for _________ (year)

NOTE: If purchasing an annuity within a tax-deferred retirement plan (i.e. IRA,  SEP-IRA or TSA), SECTION 9 MUST also be completed.
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6. BENEFIT SELECTION (Please see Prospectus for fee information.)

CONTRACT - SELECT ONE          | REQUIRED DEATH BENEFIT: YOU MUST SELECT ONE        | OPTIONAL RIDERS: (YOU MAY SELECT ONLY ONE)
                               | ----------------------                             | ----------------
[ ] 7 year withdrawal charge   | If you and the annuitant are age 79 or younger,    | Portfolio Navigator must be selected in box 8
                               | please make a death benefit selection below. If    | GUARANTEED MINIMUM INCOME BENEFIT RIDER:
[ ] 5 year withdrawal charge   | no selection is made the death benefit will        | (through annuitant age 75;):
                               | default to ROP.                                    |  [ ] Income Assurer Benefit(SM) - MAV; OR
                               | [ ] Return of Payment (ROP)                        |  [ ] Income Assurer Benefit(SM) - 5%; OR
                               | [ ] Maximum Anniversary Value (MAV)                |  [ ] Income Assurer Benefit(SM) - Greater of
                                                                                    |      MAV or 5%
                                                                                    | OR
                                                                                    | GUARANTEED MINIMUM WITHDRAWAL BENEFIT
                                                                                    | RIDER (through owner/annuitant age 79):
                                                                                    |  [ ] The Guarantor(SM) Withdrawal Benefit
                                                                                    | OR
                                                                                    | GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER:
                                                                                    |  [ ] Accumulation Protector Benefit(SM)

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273640-NY           APPLICATION CONTINUES                 [ACL Endeavor Select
                                                          273640-NY A(11/05)]

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7. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions)

______________________________________________________________________________

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8. PURCHASE PAYMENTS Initial Purchase Payment $ ______________________________
(FOR DCA, SIP, REBALANCING, AND INTEREST SWEEP OPTIONS, COMPLETE THE
INVESTMENT OPTIONS FORM)
Payment Allocation*

[ ] PORTFOLIO NAVIGATOR (PN) - if elected, must be 100%. Complete the PN questionnaire, then complete and attach the enrollment form.

FIXED ACCOUNT
___% ACL One-Year Fixed Account

[CASH EQUIVALENTS
___% RiverSource VP - Cash Management Fund

LONG-/INTERMEDIATE TERM FIXED INCOME
___% American Century(R) VP Inflation Protection, Class II
___% Fidelity VIP Investment Grade Bond Fund Service Class 2

MULTI-SECTOR FIXED INCOME
___% Oppenheimer Strategic Bond Fund/VA, Service Shares

INTERNATIONAL FIXED INCOME
___% FTVIPT Templeton Global Income Fund - Class 2

HIGH-YIELD FIXED INCOME
___% RiverSource VP - High Yield Bond Fund
___% Columbia High Yield Fund, Variable Series, Class B

BALANCED
___% AllianceBernstein VP Total Return Portfolio (Class B)
___% FTVIPT Franklin Income Securities Fund - Class 2
___% MFS(R) Total Return Series - Service Class ]

[LARGE CAP STOCK
___% RiverSource VP - Diversified Equity Income Fund
___% RiverSource VP - New Dimensions Fund(R)
___% RiverSource VP - S & P 500 Index Fund
___% AIM V.I. Basic Value Fund, Series II Shares
___% AllianceBernstein VP Growth and Income Portfolio (Class B)
___% American Century(R) VP Ultra, Class II
___% Dreyfus VIF Appreciation Portfolio - Service Share Class
___% Fidelity VIP Contrafund(R) Portfolio Service Class 2
___% Fidelity VIP Growth Portfolio Service Class 2
___% Oppenheimer Capital Appreciation Fund/VA, Service Shares
___% Van Kampen LIT Comstock Portfolio Class II Shares

MID CAP STOCK
___% RiverSource VP - Mid Cap Growth Fund
___% AIM V.I. Capital Development Fund, Series II Shares
___% AIM V.I. Mid Cap Core Equity Fund, Series II Shares
___% American Century(R) VP Value, Class II
___% Dreyfus VIF Midcap Stock Portfolio - Service Share Class
___% Fidelity VIP Mid Cap Portfolio Service Class 2
___% FTVIPT Franklin Rising Dividends Securities Fund - Class 2
___% FTVIPT Mutual Shares Securities Fund - Class 2
___% Goldman Sachs VIT Mid Cap Value Fund
___% Putnam VT Vista Fund - Class IB Shares

SMALL CAP STOCK
___% RiverSource VP - Small Cap Value Fund
___% Colonial Small Cap Value Fund, Variable Series, Class B]
[___% FTVIPT Franklin Small Cap Fund - Class  2
___% MFS(R) New Discovery Series - Service Class
___% Oppenheimer Main Street Small Cap Fund/VA, Service Shares
___% Putnam VT Small Cap Value Fund - Class IB Shares
___% Wanger US Smaller Companies

WORLD STOCK
___% FTVIPT Templeton Growth Securuties Fund - Class 2
___% Oppenheimer Global Securities Fund/VA, service shares

INTERNATIONAL STOCK
___% AllianceBernstein VP International Value Portfolio (Class B)
___% Dreyfus VIF International Value Portfolio - Service Share Class
___% Fidelity VIP Overseas Portfolio Service Class 2
___% Putnam VT International Equity Fund - Class IB Shares
___% Wanger International Small Cap

SPECIALTY/SECTOR
___% MFS(R) Utilities Series - Service Class
___% Putnam VT Health Sciences Fund - Class IB Shares
___% Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares]

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100% MUST BE WHOLE NUMBERS AND TOTAL 100%

* Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions. Payments to the Fixed Account are limited to [30%] of each payment. We may decrease this Fixed Account percentage limit. We will provide 30 days advance written notification if we do so, and will notify you in writing when the restrictions are lifted.

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9.    IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT
      PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED

1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

3. I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.

4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

      [ ] Access to multiple investment managers

      [ ] Access to a guaranteed interest rate in the fixed accounts

      [ ] Guaranteed lifetime income payout rates

      [ ] Ability to transfer among multiple investment options without additional charges

      [ ] Death benefit guarantees

      [ ] Retirement Income Guarantee
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      Other (list) ___________________________________________________________

273640-NY           APPLICATION CONTINUES                 [ACL Endeavor Select
                                                          273640-NY A(11/05)]

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10.   SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

(2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

(3) You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

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11.   I/WE AGREE THAT:

1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.

2. Only an officer of American Centurion Life Assurance Company can modify any annuity contract or waive any requirement in this application.

3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 7 Remarks and Special Instructions.

4.    I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE
      ANNUITY.

5. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE.

6. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

7. I/we acknowledge receipt of American Centurion Life Assurance Company's Privacy Notice.

8.    I/we have read and understood the disclosures if applicable, listed in
      SECTION 9 above.

8. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

9.    I/we acknowledge receipt of the Product Disclosure.

10. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 10).

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SIGNATURES
Location (City/State) __________________________________________________________           Date ___________________________

X______________________________________________________________________________________
Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)

X______________________________________________________________________________________
Joint Owner (if any) Signature

X______________________________________________________________________________________
Annuitant Signature (if other than Owner)
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12. AGENT'S REPORT (Type or Print)

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AGENT'S NAME _________________________________________________  AGENT'S SOCIAL SECURITY NUMBER _____________________________________

AGENCY NAME AND NUMBER (if applicable)______________________________________________________________________________________________

TELEPHONE NUMBER (      ) __________________FAX NUMBER (     ) _______________________  SALE LOCATION ______________________________

E-MAIL ADDRESS  ____________________________________________________________________________________________________________________

BRANCH ADDRESS _____________________________________________________________________________________________________________________

I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason --
under Section 7 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

|----------------------------------------------------------------------|    |-----------------------------------------------------|
| CHECK ONE BOX BELOW                                                  |    | FOR AGENT USE ONLY (check one)                      |
| To the best of my knowledge, this application [ ] DOES [ ] DOES NOT  |    | [ ] Option A   [ [ ] Option B  [ ] Option C [ ] ]   |
| involve replacement of existing life insurance or annuities.         |    |                                                     |
|                                                                      |    |-----------------------------------------------------|
| X______________________________________________________________      |
| Licensed Agent Signature                                             |
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                                                                                              [ACL Endeavor Select
273640-NY                                                                                     273640-NY A(11/05)]
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